UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 17, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below regarding the Amendment to the Rights Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03.                      Material Modifications to Rights of Security Holders.

On February 17, 2012, the Board of Directors approved and Dollar Thrifty Automotive Group, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Company’s existing Rights Agreement, dated as of May 18, 2011, by and between the Company and Computershare Trust Company, N.A., as the Rights Agent (the “Rights Agreement”), to extend the Final Expiration Date (as used therein) to the second anniversary of the Record Date. As extended the Final Expiration Date will be May 30, 2013.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which was previously filed as Exhibit 2 to the Company’s Form 8-A/A, filed February 21, 2012, and is incorporated herein by reference. The Rights Agreement, a copy of which was previously filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on May 18, 2011, is incorporated herein by reference.

Item 8.01.                      Other Events.

On February 21, 2012, the Company issued a press release announcing the entry into the Amendment, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.234
Rights Agreement, dated as of May 18, 2011, between Dollar Thrifty Automotive Group, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Rights Certificate as Exhibit A and the Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit C (previously filed as Exhibit 1 to Dollar Thrifty Automotive Group’s Registration Statement on Form 8-A filed on May 18, 2011)

Exhibit 4.249
First Amendment to Rights Agreement, dated as of February 17, 2012, by and between Dollar Thrifty Automotive Group, Inc. and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 2 to Dollar Thrifty Automotive Group Inc.’s Form 8-A/A, filed February 21, 2012)

Exhibit 99.1	Press Release of Dollar Thrifty Automotive Group, Inc., dated February 21, 2012: Dollar Thrifty Automotive Group Extends Shareholder Rights Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 21, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

EXHIBIT LIST

Exhibit 4.234
Rights Agreement, dated as of May 18, 2011, between Dollar Thrifty Automotive Group, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Rights Certificate as Exhibit A and the Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit C (previously filed as Exhibit 1 to Dollar Thrifty Automotive Group’s Registration Statement on Form 8-A filed on May 18, 2011)

Exhibit 4.249
First Amendment to Rights Agreement, dated as of February 17, 2012, by and between Dollar Thrifty Automotive Group, Inc. and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 2 to Dollar Thrifty Automotive Group Inc.’s Form 8-A/A, filed February 21, 2012)

Exhibit 99.1	Press Release of Dollar Thrifty Automotive Group, Inc., dated February 21, 2012: Dollar Thrifty Automotive Group Extends Shareholder Rights Plan